UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 14, 2018

Carriage Services, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-11961	76-0423828
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3040 Post Oak Boulevard, Suite 300
Houston, Texas 77056
(Address, including zip code, of principal executive offices)

Registrant's telephone number, including area code:
(713) 332-8400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On February 14, 2018, Carriage Services, Inc. (the “Company”) issued a press release announcing and commenting on its financial results for the year ended December 31, 2017. A copy of the earnings release was furnished with a Current Report on Form 8-K filed on February 14, 2018 (the “Original 8-K”). This Amendment No. 1 on Form 8-K/A is being filed to amend Items 2.02 and 9.01 of the Original 8-K, solely for the purpose of correcting an error related to the Asset Allocation as of December 31, 2017 table on page four of the earnings release, as described below.
ITEM 2.02    RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
On February 14, 2018, the Company issued a press release announcing and commenting on its financial results for the year ended December 31, 2017 (the “Original Earnings Release”). The Asset Allocation Table as of December 31, 2017 on page four of the Original Earnings Release was incorrect. On February 15, 2018, the Company issued a corrected earnings release to revise the table on page four. The Total Portfolio balances for both the Discretionary and Total Trust Funds have not changed, however, the allocation among the asset classes has been revised. No other amendments are being made to the Original Earnings Release. A copy of the corrected press release issued by the Company is attached hereto as Exhibit 99.1 and incorporated by this reference. The information being furnished under Item 9.01 Financial Statements and Exhibits, including the corrected press release attached hereto as Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities of that Section.
The corrected press release contains non-GAAP financial measures. Generally, a non-GAAP financial measure is a numerical measure of a company’s performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with United States generally accepted accounting principles, or GAAP. Pursuant to the requirements of Regulation G, the Company has provided quantitative reconciliations within the press release of the non-GAAP financial measures to the most directly comparable GAAP financial measures.
ITEM 9.01    FINANCIAL STATMENTS AND EXHIBITS.

(d)     Exhibits. The following are furnished as part of this Amendment No. 1 to Current Report on Form 8-K/A:

99.1 Corrected Press Release dated February 15, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Carriage Services, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARRIAGE SERVICES, INC.

Dated: February 15, 2018	By:	/s/ Viki K. Blinderman
Viki K. Blinderman
Senior Vice President, Principal Financial Officer and Secretary

INDEX TO EXHIBITS

Exhibit	Description

99.1	Press Release dated February 15, 2018.